UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26, 2012, the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of NuStar GP, LLC (the “Company”), the general partner of the general partner of NuStar Energy L.P., approved a grant of restricted units (the “Grants”) for the Company’s principal executive officer, principal financial officer and each of its named executive officers (the “NEOs”) pursuant to the terms of the Company’s Third Amended and Restated 2000 Amended and Restated Long-Term Incentive Plan (the “LTIP”). The Grants will vest over three years with one-third vesting each year, beginning on the first anniversary of the date of grant.

Name	Title	Restricted Units
Curtis V. Anastasio	President and Chief Executive Officer	5,337
Steven A. Blank	Senior Vice President, Chief Financial Officer and Treasurer	2,240
James R. Bluntzer	Senior Vice President – Operations	2,025
Paul R. Brattlof	Senior Vice President – Trading and Supply	1,786
Mary Rose Brown	Senior Vice President – Administration	2,025

As previously reported, the Company and each of the NEOs have entered into agreements for the award of performance units pursuant to the LTIP (the “Performance Unit Agreements”). The Performance Unit Agreements, as amended, were described previously in Current Reports on Form 8-K filed January 26, 2009, December 8, 2009, February 2, 2010, March 2, 2010 and February 2, 2011, which are hereby incorporated by reference. Concurrently with the Grants, each of the NEOs waived his or her rights under the Performance Unit Agreements to receive any units that would have carried forward into subsequent years as a result of their failure to vest in 2012. The form of waiver is attached as Exhibit 10.3.

Note: The form of waiver and restricted unit agreement filed as exhibits to this Current Report, together with the LTIP and the disclosures stated above, contain the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement under the plans.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	NuStar GP, LLC Third Amended and Restated 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed May 10, 2011.

10.2	Form of Restricted Unit Agreement.

10.3	Form of Waiver.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

By:	Riverwalk Logistics, L.P. its general partner

By:	NuStar GP, LLC its general partner

Date: January 31, 2012	By:	/s/ Amy L. Perry
Amy L. Perry
Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit

10.1	NuStar GP, LLC Third Amended and Restated 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed May 10, 2011.

10.2	Form of Restricted Unit Agreement.

10.3	Form of Waiver.